UNITED STATES BANKRUPTCY COURT
SOUTHERN AND WESTERN DISTRICTS OF TEXAS
HOUSTON DIVISION

IN RE:	§	
Vanguard Natural Resources, Ll	§	CASE NO. 17-30560
	§	CHAPTER 11
	§	
DEBTOR	§	

CHAPTER 11 POST-CONFIRMATION REPORT
FOR THE QUARTER ENDING SEPTEMBER 2017

1. [✓] Quarterly or [ ] Final (check one)

2. SUMMARY OF DISBURSEMENTS*:

A. Disbursements made under the plan (itemize on page 3)	$ 1,418,481.78
B. Disbursements not under the plan	$ 0.00
Total Disbursements	$ 1,418,481.78

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3. Has the order confirming plan become final? [✓] Yes [ ] No
4. Are Plan payments being made as required under the Plan? [✓] Yes [ ] No
5. If "No", what Plan payments have not been made and why?
   Please explain: ______________________

6. If plan payments have not yet begun, when will the first plan payment be made? ______________ (Date)

7. What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? August 1, 2017 (Date)

8. Please describe any factors which may materially affect your ability to obtain a final decree at this time.
   None

9. Complete the form for Plan Disbursements attached.

10. CONSUMMATION OF PLAN:
   A. If this is a final report, has an application for Final Decree been submitted*?
   [ ] Yes Date application was submitted ______________
   [ ] No Date when application will be submitted ______________
   *(if required by Local Rule)
   B. Estimated Date of Final Payment Under Plan ______________

INITIALS _____
DATE _____
UST USE ONLY

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED: [signature] DATE: 11/10/17

Richard Scott Sloan
(PRINT NAME)

IN RE: Vanguard Natural Resources, LLC, e CASE NO. 17-30560

CASH RECEIPTS AND DISBURSEMENTS	CURRENT QUARTER	CONFIRMATION TO DATE
CASH-BEGINNING OF QUARTER	0.00	0.00
RECEIPTS	28,455,011.59	28,455,011.59
DISBURSEMENTS		
NET PAYROLL		
PAYROLL TAXES PAID		
SECURED/RENTAL/LEASES		
UTILITIES		
INSURANCE		
INVENTORY PURCHASES		
VEHICLE EXPENSES		
TRAVEL & ENTERTAINMENT		
REPAIRS, MAINTENANCE & SUPPLIES		
ADMINISTRATIVE & SELLING		
OTHER (attach list)		
PLAN PAYMENTS (page 1 and page 3)	1,418,481.78	1,418,481.78
TOTAL DISBURSEMENTS (this figure should equal Total disbursements, Item 2, Summary of Disbursements)	1,418,481.78	1,418,481.78
NET CASH FLOW	27,036,529.81	27,036,529.81
CASH-END OF QUARTER	27,036,529.81	27,036,529.81

CASH ACCOUNT RECONCILIATION FOR ALL FUNDS
QUARTER ENDING SEPTEMBER

	Month/Year	Month/Year August	Month/Year September	Total
Bank Balance	28,155,928.15	28,155,928.15	27,918,994.61	28,155,928.15
Deposit in Transit		0.00	0.00	0.00
Outstanding Checks		0.00	0.00	0.00
Adjusted Balance	28,155,928.15	28,155,928.15	27,918,994.61	28,155,928.15
Beginning Cash-Per Books	0.00	0.00	28,155,928.50	0.00
Receipts		28,455,011.59	0.00	28,455,011.59
Transfers Between Accounts		0.00	0.00	0.00
Checks/Other Disbursements		299,083.09	1,119,398.69	1,418,481.78
Ending Cash-Per Books	0.00	28,155,928.50	27,036,529.81	27,036,529.81

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	Month/Year	Month/Year August	Month/Year September	Total
Beginning Cash		0.00	28,155,928.50	
Total Receipts		28,455,011.59	0.00	28,455,011.59
Total Disbursements		299,083.09	1,119,398.69	1,418,481.78
Ending Cash	0.00	28,155,928.50	27,036,529.81	

IN RE: §
Vanguard Natural Resources, LLC, et a §
§ **CASE NO.** 17-30560
DEBTOR §
§

PAYMENTS TO CREDITORS UNDER THE PLAN

CREDITOR	CLASS	NEXT PAYMENT DUE	CURRENT QUARTER	CONFIRMATION TO DATE
England Resources Corporation	9		300,000.00	300,000.00
Baker & Hostetler	9		60,627.43	60,627.43
Nico Resources, LLC	9		118,079.00	118,079.00
Mediant Communications Inc	9		4,946.08	4,946.08
Clean and Shiny Janitorial	9		3,900.00	3,900.00
Tejas Office Products	9		2,622.91	2,622.91
ALSCO	9		2,088.04	2,088.04
Clean and Shiny Janitorial	9		1,200.00	1,200.00
Epic Resources, LLC	9		1,141.49	1,141.49
HIGH COUNTRY CARPET CARE	9		540.00	540.00
Gulp-It! Inc.	9		402.63	402.63
Coca-Cola Bottling Co. High Country	9		269.40	269.40
Oildex	9		135.00	135.00
WYO Water Solutions	9		34.65	34.65
Shred - It USA LLC	9		30.00	30.00
Jackson Walker LLP	Admin		152,272.97	152,272.97
Troutman Sanders	Admin		18,309.00	18,309.00
Ropes & Gray	Admin		128,501.12	128,501.12
Jackson Walker LLP	Admin		55,943.50	55,943.50
Gardere Wynne Sewell	Admin		213,465.33	213,465.33
Huron Consulting	Admin		175,000.00	175,000.00
Munger Tolles & Olsen LLP	Admin		29,155.00	29,155.00
Akin Gump Strauss	Admin		149,818.23	149,818.23
TOTAL PLAN PAYMENTS: (report on page 1 and page 2)			1,418,481.78	1,418,481.78

In re: Vanguard Natural Resources, LLC, et al.
Debtors

Case No. 17-30560
Reporting Period: Third Quarter, 2017

Schedule of Disbursements by Debtor Entity
For the Third Quarter of 2017
(Unaudited)

		Total Disbursements						
Debtor Entity	**Case No.**	**July (Pre-Emergence)**	**August (Pre-Emergence)**	***Pre-Emergence Sub Total***	**August (Post-Emergence)**	**September (Post-Emergence)**	***Post-Emergence Sub Total***	**Third Quarter Total**
Vanguard Natural Resources, LLC	17-30560	$ -	$ -	$ -	$ -	$ (1,418,481.78)	$ (1,418,481.78)	$ (1,418,481.78)
Eagle Rock Energy Acquisition Co., Inc	17-30565	-	-	-	-	-	-	-
Eagle Rock Energy Acquisition Co. II, Inc	17-30566	-	-	-	-	-	-	-
Eagle Rock Acquisition Partnership, L.P.	17-30570	-	-	-	-	-	-	-
Eagle Rock Acquisition Partnership II, L.P.	17-30571	-	-	-	-	-	-	-
Eagle Rock Upstream Development Company, Inc	17-30568	-	-	-	-	-	-	-
Eagle Rock Upstream Development Company II, Inc	17-30569	-	-	-	-	-	-	-
Encore Clear Fork Pipeline LLC	17-30572	-	-	-	-	-	-	-
Escambia Asset Co. LLC	17-30573	-	-	-	-	-	-	-
Escambia Operating Co. LLC	17-30574	-	-	-	-	-	-	-
Vanguard Natural Gas, LLC	17-30562	(33,358,549.22)	-	(33,358,549.22)	-	-	-	(33,358,549.22)
Vanguard Operating, LLC	17-30561	(31,073,918.97)	(922,465.15)	(31,996,384.12)	-	-	-	(31,996,384.12)
VNR Finance Corp.	17-30563	-	-	-	-	-	-	-
VNR Holdings, LLC	17-30564	-	-	-	-	-	-	-
Subtotal		$ (64,432,468.19)	$ (922,465.15)	$ (65,354,933.34)	$ -	$ (1,418,481.78)	$ (1,418,481.78)	$ (66,773,415.12)
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-	-	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees		$ (64,432,468.19)	$ (922,465.15)	$ (65,354,933.34)	$ -	$ (1,418,481.78)	$ (1,418,481.78)	$ (66,773,415.12)
U.S. Trustee Fees Owed								$ 70,075.00